UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 10, 2006


                             JANEL WORLD TRADE, LTD.
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                     333-60608                11-2636089
(States or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification
                                                                 Number)


     150-14 132ND AVENUE, JAMAICA, NY                          11434
   (Address of Principal Executive Offices)                  (Zip Code)


                         Registrant's telephone number,
                       including area code, (718) 527-3800

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

      On March 10, 2006, Janel World Trade, Ltd. ("Janel") signed a Financial Public & Investor Relations Agreement with Strategic Growth International, Inc. ("SGI") with respect to the provision of consulting services with regard to financial and investor relations for a term beginning October 3, 2005 and ending October 2, 2006.

      Janel agreed to pay SGI compensation consisting of a $6,000 per month retainer fee, and authorization of the issuance to SGI and its affiliates of 200,000 unregistered shares of Janel's $.001 par value common stock valued at $1.02 per share, and a warrant to purchase 400,000 shares of Janel common stock exercisable from February 1, 2007 to October 2, 2010 at an exercise price of $1.02 per share. The 200,000 Janel shares have limited registration rights, and are subject to a lock-up agreement. The 400,000 Janel shares issuable upon exercise of the warrants are subject to antidilution provisions and also have registration rights.

      The registration rights of the 200,000 Janel shares provide the holders with the right to have their shares included in the next securities registration statement (except for a registration statement on Forms S-4 of S-8) filed by Janel with the Securities and Exchange Commission prior to October 2, 2006. The lock-up provisions require the holders to refrain from selling, transferring, hypothecating or otherwise disposing of their Janel shares until February 1, 2007.

      The registration rights of the 400,000 Janel shares issuable upon exercise of the warrant provide the holders with the right to have their shares included in the next securities registration statement (except for a registration statement on Forms S-4 of S-8) filed by Janel with the Securities and Exchange Commission during the entire term of the warrant

      The Janel shares issued to the holders, and the shares issuable upon exercise of the warrant are also subject to the requirements of Rule 144.

      The amount and terms of the issuance of the Janel shares and the warrant were determined by arms-length negotiation between the parties. There are no material relationships between Janel or its respective officers, directors, affiliates and principal shareholders, and the officers, directors, and affiliates of the holders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS.

      4. Form of Series A Warrant Agreement dated March 10, 2006, and form of Series A Warrant.

      10.2 Financial Public & Investor Relations Agreement signed March 10, 2006 by Janel World Trade, Ltd. and Strategic Growth International, Inc.

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


March 16, 2006

                                        JANEL WORLD TRADE, LTD.


                                        By:/s/ James N. Jannello
                                           -------------------------------------
                                               James N. Jannello,
                                               Executive Vice President
                                               and Chief  Executive Officer